1997 DEALER                                                                NILES
ANNUAL COMMITMENT AGREEMENT

This Agreement amends that certain Niles Dealer Agreement by and between Niles Audio Corporation, Inc. ("Niles") and the dealer referred below ("Dealer"). In the event that Dealer was, as of the date of this Agreement, a Dealer for Niles, then (i) if this Agreement is accompanied by a Niles Dealer Agreement, this Agreement shall only establish the Dealer's annual sales commitment or (ii) if this Agreement is not accompanied by a Niles Dealer Agreement, this Agreement will corroborate the new annual sales commitment and will renew the most recently executed Niles Dealer Agreement for one (1) year. Performance standards, product category, authorizations, and pricing programs (including prompt payment terms) specified herein or in other documents which Niles will publish from time to time, shall supercede all others previously acted upon. All other terms and conditions of the Niles Dealer Agreement shall remain in effect.

Dealer Name:  HARVEY ELECTRONICS*                     Account Number    040044
Dealer Phone:  (201)  842-0078                        Fax:  (201)842-0660
# of Store Locations 5 attach separate sheet with address/phone/fax/contact

Sales Rep AUDIO ASSOCIATES CORPORATION                Territory 104

     DEALER CATEGORY                              DEALER PERSONNEL                                  PROGRAM
   Audio/Video Retailer - multiple locations     Accounts Payable  ANN GARCIA                        Silver
   Audio/Video Retailer - single location
   Catalog Sales                                 Sales             Mike Beck                         Gold
   Custom Installer with Showroom
   Custom Installer without Showroom             Installations     Andy Nassar                   [X] Platinum
   Commercial Sound Contractor

                                              Authorization
         Product Category                (rep initials required)      1996 Sales     1997 Goal
------------------------------------------------------------------------------------------------
SYSTEMS INTEGTATION AMPLIFIERS(TM)                                       8473.80        25,000
------------------------------------------------------------------------------------------------
LOUDSPEAKER PRODUCTS                                                   109774.64       154,000
------------------------------------------------------------------------------------------------
INTELLICONTROL(TM)                                                                      20,000
------------------------------------------------------------------------------------------------
GENERAL PRODUCTS
------------------------------------------------------------------------------------------------
     Automated Switchers (AUT)                                           1909.33         4,800
------------------------------------------------------------------------------------------------
     Audio/Video Switchers (AVS)                                          334.72         1,000
------------------------------------------------------------------------------------------------

     Convenience Outlets (CO)                                            4980.01         8,000
------------------------------------------------------------------------------------------------
     Distribution Amplifiers (DA)                                        1607.30         3,000
------------------------------------------------------------------------------------------------
     Infrared Products (IR)                                              7709.46        18,000
------------------------------------------------------------------------------------------------
     SPS-4 (NI)                                                          2410.10         4,000
------------------------------------------------------------------------------------------------
     Source Switchers (SOS)                                              1110.51         3,000
------------------------------------------------------------------------------------------------
     Speaker Switchers (SPS)                                            25588.64        39,000
------------------------------------------------------------------------------------------------
     Volume Controls (VC)                                               10848.64        18,000
------------------------------------------------------------------------------------------------
     Miscellaneous (WP, PR, etc.)                                          60.56         2,000
------------------------------------------------------------------------------------------------
                 TOTAL                                                 174807.71       300,000
------------------------------------------------------------------------------------------------

--------------------           ----------------------      ---------------------
   Dealer Signature                Rep Signature            Vice President Sales

--------------------           ----------------------      ---------------------
Printed Name and Date          Printed Name and Date                       Date

                                   EXHIBIT "A"

Niles Audio Corporation, Inc. 12331 S.W. 130 Street o Miami, Florida 33186
o phone: 305/238-4373 o fax: 305/238-0185

     WHITE COPY - Niles o YELLOW COPY - Representative o PINK COPY - Dealer

1997  NILES         Niles desires to create a limited network of highly
                    qualified dealers to become "Partners" in the continued growth and evolution of our business. Dealers invited to take part in this program represent the "cream of the crop" in our business and, as our partner, these few dealers will receive benefits not afforded to other Niles dealers.

PLATINUM                                                                   NILES
PARTNERSHIP
     P R O G R A M
Dealer Name  Harvey Electronics                                 Acct. No. 040044

Sales Rep Audio Associates Corp.                                Territory 104

WHAT'S IN IT FOR YOU?

THE BEST PRODUCTS

You'll receive the most complete line of award-winning custom installation products available from any single manufacturer.

OUR BEST PRICE

You'll receive Gold & Platinum Column pricing, regardless of order size.

OUR BEST PAYMENT TERMS

You'll receive 4%, 30, net 46, or 4% C.O.D.

GUARANTEED REBATES

You'll receive a minimum of 5% on quarterly purchases, guaranteed, on all Niles products. Receive up to an additional 7% more (up to 12% total) based on actual purchases

OUR BEST FREIGHT PROGRAM

Free. To your door in 3 days or less.

OUR COMMITMENT TO PRODUCT AVAILABILITY

But just in case, you'll receive priority on any back-ordered Niles product as soon as it becomes available.

OUR BEST DEMO PROGRAM

You'll receive free, any Niles product you wish to display with the purchase of an additional one for back-stock.

OUR BEST PROMO DEAL

You'll receive 50% off cost, net 90 dating, for any Niles product you display in a show-home when Niles loudspeakers are featured exclusively. You'll receive 15% off cost, net 90 dating, for any Niles product you display in a show-home if Niles loudspeakers are not featured exclusively.

RISK-FREE PRODUCT EVALUATION

Try any Niles product which you have not previously purchased. If you don't like it, we'll take it back for full credit. All that we ask is that you tell us what you didn't like about it. If you like it, pay the invoice, and order a second one and we'll send it to you, free.

DIRECT CUSTOMER REFERALS

You'll receive referrals of customers in your area who respond to our extensive national advertising.

AND FOR NILES?

YOUR LOYAL SUPPORT

You'll specify and install our complete line of products. We'll offer free training and technical support to make it easier.

YOUR ACTIVE PARTICIPATION IN NEW PRODUCT DEVELOPMENT

As our active partner, we'll look to you for advice on new products or improvements on existing ones.

A MINIMUM ANNUAL PURCHASE COMMITMENT

At least $14,000 per six month period.

WE'LL BECOME YOUR PRIMARY ARCHITECTURAL SPEAKER SUPPLIER

Active purchases of at least six different models with loudspeakers comprising 40% or more of your Niles purchases.

                                 THE FINE PRINT

All orders are subject to credit approval.o Rebates are paid in the form of a voucher redeemable on future Niles invoices. o Vouchers must be redeemed in the year in which they are issued; refer to published rebate schedule for purchases required to earn additional rebates. o Rebates are not paid on Demo, Show Home or Product Evaluation orders o Freight program is any carrier of Niles choice which can deliver product to your location within 3 business days. o Priority allocations do not apply to new product introductions. o C.O.D. accounts do not get dating on Show Homes. o Performance will be reviewed June 30th and December 31st. Dealer must meet the minimum requirements by these dates or may forgo unearned rebates o Risk free product evaluation orders will be shipped at regular terms, payment is required within terms to claim your free product o Niles reserves the right to modify its program at any time.



--------------------         ---------------------     -------------------------
    Dealer Signature              Rep Signature            Vice President, Sales


--------------------         ---------------------     -------------------------
    Printed Name and Date    Printed Name and Date                     Date

Niles Audio Corporation, Inc. 12331 S.W. 130 Street o Miami, Florida 33186 o phone: 305/238-4373 o fax: 305/238-0185


     WHITE COPY - Niles o YELLOW COPY - Representative o PINK COPY - Dealer